SECURITIES  AND  EXCHANGE  COMMISSION

                               WASHINGTON  DC  20549

                                    FORM  8-K/A

                                 CURRENT  REPORT

                     PURSUANT  TO  SECTION  13  OR  15(d)  OF  THE

                         SECURITIES  EXCHANGE  ACT  OF  1934

     Date  of  report  (Date  of  earliest  event  reported)  September 26, 2000
                                                             -------------------


                       Magellan Filmed Entertainment, Inc.
      --------------------------------------------------------------------
                Exact  Name  of  Registrant  as  Specified  in  Charter)


           Nevada                         0-29011             52-2048394
      --------------------------------------------------------------------
      (State  or  other  Jurisdiction    (Commission        (IRS  Employer
            of  Incorporation)         File  Number)     Identification  No.)


                     8756  122nd  Avenue  NE  Kirkland,  WA  98033
      --------------------------------------------------------------------
              (Address  of  Principal  Executive  Offices)  (Zip  Code)


       Registrant's  telephone  number,  including  area  code  (425)  827-7817
                                                               ----------------

      --------------------------------------------------------------------
          (Former  Name  or  Former  Address,  if  Changed  Since  Last  Report)

                                        1




This report describes the terms and conditions of a Stock Exchange Agreement dated as of September 26, 2000, and effective as of September 26, 2000.



ITEM  7.  FINANCIAL  STATEMENTS

     (1) The financial statements of The Nickel Palace, Inc. for the period ending September 26, 2000 are included herein in reliance on the report of Williams & Webster, P.S., Certified Public Accountants our independent public accountant.

                                        2



                         INDEPENDENT ACCOUNTANT'S REPORT


                             THE NICKEL PALACE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                               FINANCIAL STATEMENTS
                               SEPTEMBER 26, 2000









                              WILLIAMS & WEBSTER PS
                          CERTIFIED PUBLIC ACCOUNTANTS
                        BANK OF AMERICA FINANCIAL CENTER
                           W 601 RIVERSIDE, SUITE 1940
                                SPOKANE, WA 99201
                                 (509) 838-5111



                                        3






                             THE NICKEL PALACE, INC.

                                TABLE OF CONTENTS

                               September 26, 2000



INDEPENDENT  AUDITOR'S  REPORT                              1

FINANCIAL  STATEMENTS

     Balance  Sheet                                         2

     Statement  of  Operations                              3

     Statement  of  Stockholders'  Equity                   4

     Statement  of  Cash  Flows                             5


NOTES  TO  FINANCIAL  STATEMENTS                            6






                                        4





Board  of  Directors
The  Nickel  Palace,  Inc.
Kirkland,  WA


                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------

We have audited the accompanying balance sheet of The Nickel Palace, Inc. (a development stage company), as of September 26, 2000 and the related statements of operations, stockholders' equity and cash flows for the period from March 24, 2000 (inception) to September 26, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Nickel Palace, Inc. (a development stage company) as of September 26, 2000 and the results of its operations and its cash flows for the period from March 24, 2000 (inception) to September 26, 2000, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles, which contemplate continuation of the Company as a going concern. As discussed in Note 2, the Company has been in the development stage since its inception on March 24, 2000, has no revenues and has no working capital. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


S/Williams & Webster, P.S.
--------------------------
Williams  &  Webster,  P.S.
Certified  Public  Accountants
Spokane,  Washington

December  18,  2000

                                        5




                             THE NICKEL PALACE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET
                               SEPTEMBER 26, 2000



ASSETS
   CURRENT ASSETS
      Cash                                                   $
                                                             -----------
         Total Current Assets                                         -
                                                             -----------

   OTHER ASSETS
      Note receivable - related party                         1,000,000
                                                             -----------
         Total Current Assets                                 1,000,000
                                                             -----------

      TOTAL ASSETS                                           $1,000,000
                                                             ===========



LIABILITIES & STOCKHOLDERS' EQUITY

   CURRENT LIABILITIES
      Total Current Liabilities                              $
                                                             -----------

   LONG-TERM DEBT
      Convertible debt                                        1,000,000
                                                             -----------

         Total Liabilities                                    1,000,000

   COMMITMENTS AND CONTINGENCIES                                      -
                                                             -----------

   STOCKHOLDERS' EQUITY
      Common stock, 10,000,000 shares authorized, $0.001
         par value; 1,000,000 shares issued and outstanding       1,000
      Additional paid-in-capital                                  9,000
      Deficit accumulated during development stage              (10,000)
                                                             -----------
      TOTAL STOCKHOLDERS' EQUITY                                      -
                                                             -----------

      TOTAL LIABILITIES AND
         STOCKHOLDERS' EQUITY                                $1,000,000
                                                             ===========

                                        6




                             THE NICKEL PALACE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF OPERATIONS
        FOR THE PERIOD MARCH 24, 2000 ( INCEPTION) TO SEPTEMBER 26, 2000



REVENUES                                           $
                                              -----------
EXPENSES
   Consulting services provided by directors       9,290
   Licenses and permits                              710
                                              -----------
      TOTAL EXPENSES                              10,000
                                              -----------

LOSS FROM OPERATIONS                             (10,000)
                                              -----------

LOSS BEFORE INCOME TAXES                         (10,000)

INCOME TAXES                                           -
                                              -----------

NET LOSS                                        -$10,000
                                              ===========

   NET LOSS PER COMMON SHARE,
      BASIC AND DILUTED                              ($0)
                                              ===========

   WEIGHTED AVERAGE NUMBER OF
      COMMON STOCK SHARES OUTSTANDING,
      BASIC AND DILUTED                        1,000,000
                                              ===========

                                        7




                                    THE NICKEL PALACE, INC.
                                 (A DEVELOPMENT STAGE COMPANY)
                               STATEMENT OF STOCKHOLDERS' EQUITY
               FOR THE PERIOD MARCH 24, 2000 ( INCEPTION) TO SEPTEMBER 26, 2000




                                             Number
                                            of Shares
                                            ---------
Issuance of common stock for services
   and in reimbursement of expenses
   at approximately $0.01 per share         1,000,000  $10,000   $       $           $ 10,000

Conversion of par value from $0.01 to
   $0.001 per share                                 -   (9,000)   9,000          -          -

Loss for period ending, September 26, 2000          -        -        -    (10,000)   (10,000)
                                            ---------  --------  ------  ----------  ---------

Balance, September 26, 2000                 1,000,000  $ 1,000   $9,000   -$10,000   $
                                            =========  ========  ======  ==========  =========

                                        8




                             THE NICKEL PALACE, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                             STATEMENT OF CASH FLOWS
        FOR THE PERIOD MARCH 24, 2000 ( INCEPTION) TO SEPTEMBER 26, 2000



CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                   -$10,000
   Payment of expenses from issuance of stock                   10,000
                                                             ---------
Net cash provided (used) in operating activities                     -
                                                             ---------

CASH FLOWS FROM INVESTING ACTIVITIES                                 -
                                                             ---------

CASH FLOWS FROM FINANCING ACTIVITIES                                 -
                                                             ---------

Change in cash                                                       -

Cash, beginning of period                                            -
                                                             ---------

Cash, end of period                                          $
                                                             =========

Supplemental cash flow disclosures:

   Interest paid                                             $
                                                             =========
   Income taxes paid                                         $
                                                             =========

Non-cash transactions:

   Stock issued in payment of consulting and other expenses  $  10,000
                                                             =========

                                        9




                             THE NICKEL PALACE, INC.
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 26, 2000




NOTE  1  -  ORGANIZATION  AND  DESCRIPTION  OF  BUSINESS

The Nickel Palace, Inc. (the Company) was incorporated on March 24, 2000 under the laws of the State of Nevada. The Company is involved in the entertainment industry, and has adopted a business plan to pursue production and distribution of film properties and scripts. The Company has not yet generated any operating revenues from its planned activities. The Company's fiscal year-end is December
31.  The  Company  is  located  in  Kirkland,  Washington.


NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES

This summary of significant accounting policies of The Nickel Palace, Inc. is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Development  Stage  Activities
------------------------------
The Company has been in the development stage since its formation in March 2000, and has not realized any significant revenues from its planned operations. It is primarily engaged in the production and distribution of film properties and scripts.

Going  Concern
--------------
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

As shown in the accompanying financial statements, the Company incurred a net loss of $10,000 for the period from March 24, 2000 (inception) through September 26, 2000. At September 26, 2000, the Company has had no revenues, has no working capital and has an accumulated deficit during the development stage of $10,000. The future of the Company is dependent upon future profitable operations from the commercial success of its film production and distribution. Management has established plans designed to increase the capitalization of the Company and is actively seeking additional capital that will provide funds needed to fund the growth of the Company in order to fully implement its business plans.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Fair  Value  of  Financial  Instruments
---------------------------------------
The carrying amounts for notes receivable and convertible notes payable approximate their fair value.

                                       10




NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Accounting  Method
------------------
The Company's financial statements are prepared using the accrual method of accounting.

Cash  and  Cash  Equivalents
----------------------------
For purposes of the Statement of Cash Flows, the Company considers short-term debt securities purchased with a maturity of three months or less to be cash equivalents.

Provision  for  Taxes
---------------------
At September 26, 2000, the Company had net operating loss carryforwards of approximately $10,000. These operating losses may be offset against future taxable income through 2020, however, there is no assurance that the Company will have income in the future. Accordingly, the potential tax benefit of the net operating loss carryforward is offset by a valuation allowance of the same amount.

Use  of  Estimates
------------------
The process of preparing financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Impaired  Asset  Policy
-----------------------
In March 1995, the Financial Accounting Standards Board issued a statement titled "Accounting for Impairment of Long-lived Assets." In complying with this standard, the Company reviews its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by its assets to their respective carrying amounts. The Company does not believe any adjustments are needed to the carrying value of its assets at September 26, 2000.

Compensated  Absences
---------------------
Currently, the Company has no employees; therefore, no policy regarding compensated absences has been established. The Company will establish a policy to recognize the costs of compensated absences at the point in time that it has employees.

                                       11




NOTE  2  -  SUMMARY  OF  SIGNIFICANT  ACCOUNTING  POLICIES  (CONTINUED)

Derivative  Instruments
-----------------------
In June 1998 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities." This standard establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

At September 26, 2000, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Basic  and  Diluted  Loss  per  Share
-------------------------------------
Basic loss per share is computed by dividing the net loss by the weighted average number of shares outstanding during the period. The weighted average number of shares is calculated by taking the number of shares outstanding and weighting them by the amount of time that they were outstanding. Diluted loss per share is computed by dividing the net loss by the weighted average number of basic shares outstanding increased by the number of shares that would be outstanding assuming conversion of the convertible debt. Diluted net loss per share is the same as basic net loss per share as inclusion of the common stock equivalents would be antidilutive.


NOTE  3  -  NOTE  RECEIVABLE  -  RELATED  PARTY

The Company holds a note receivable from Rennie's Landing, LLC, a related party in which the Company holds a 50% interest. Rennie's Landing, LLC owns the right to, and has completed the filming of, the movie Rennie's Landing. This note, dated September 26, 2000, is due on demand but after December 31, 2000. The note is uncollateralized and currently bears interest at 8.5%. After December 31, 2000, the note's interest changes to 12% per annum until paid in full.


NOTE  4  -  CONVERTIBLE  DEBT

During the period ended September 26, 2000, the Company sold in a private placement to accredited investors $1,000,000 of convertible subordinated debt, which is due and payable September 22, 2002. The debt bears interest at the rate of 8% per annum payable at maturity. This debt is convertible into shares of Company common stock at a conversion price equal to asset book value, or if the shares of common stock are traded on an exchange, 70% of the average lowest closing bid price of the common stock as reported on such exchange for any of the five consecutive trading days immediately preceding the date of receipt by the Company of each notice of conversion. See Note 7. The funds from the sale of the convertible debt were used to fund the operations of Rennie's Landing, LLC. See Note 3.

NOTE  5  -  YEAR  2000  ISSUES

Like other companies, The Nickel Palace, Inc. could be adversely affected if the computer systems it, or its suppliers or customers, uses do not properly process and calculate date-related information and data from the period surrounding and including January 1, 2000. This is commonly known as the "Year 2000" issue. Additionally, this issue could impact non-computer systems and devices such as production equipment, elevators, etc. Any costs related to Year 2000 compliance are expensed as incurred. At this time, there have been no known effects to the Company in regards to the Year 2000 issue.

                                       12

NOTE  6  -  COMMON  STOCK  AND  ADDITIONAL  PAID-IN  CAPITAL

Upon formation the Company was authorized to issue 1,000,000 shares of common stock with a par value of $0.01 per share. The Company issued 1,000,000 shares of its common stock to officers and directors only. There was no public offering of any securities. The above referenced shares were issued in payment of services in the amount of $9,290 and repayment of advances used for payment of permits and fees in the amount of $710. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

On June 20, 2000, the Company's board of directors voted to increase the capitalization of the Company by increasing the number of authorized shares of common stock to 10,000,000 and decreasing the par value to $0.001 per share.


NOTE  7  -  SUBSEQUENT  EVENTS

Subsequent to the date of these financial statements, the Company was acquired by and merged with Magellan Filmed Entertainment, Inc. ("Magellan"). As part of the merger, the convertible debentures with conversion rights were assumed by Magellan and the conversion feature was revised to reflect conversion rights into the stock of Magellan. Subsequent to September 26, 2000 Magellan received notice of conversion by several of the convertible debt holders. These conversions amounted to $433,900 of the issued convertible debt and were effective at various dates between October 4, 2000 and December 7, 2000.

                                       13




     (2) Pro Forma Financial Information. The Pro Forma Financial Information of The Nickel Palace, Inc., and Magellan Filmed Entertainment required by this Item 7(b) are included herein.


                       MAGELLAN FILMED ENTERTAINMENT, INC.
                          (A Development Stage Company)

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION


Introduction to Unaudited Pro Forma Condensed Combined Financial Information of Magellan Filmed Entertainment, Inc. ("Magellan")

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined results of operations for future periods or the results of operations that actually would have been realized had The Nickel Palace and Magellan been a combined company during the specified periods. The unaudited pro forma condensed combined financial statements, including related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and related notes thereto of Magellan included in Form 8-k filed on April 3, 2000 and of The Nickel Palace, included elsewhere in this filing.

The following unaudited pro forma condensed combined financial statements give effect to the acquisition of The Nickel Palace as a merger accounted for as a purchase. The pro forma condensed combined financial statements are based on the respective historical audited and unaudited financial statements and related notes of The Nickel Palace and Magellan.

The Nickel Palace was incorporated in March, 2000. The pro forma condensed combined statement of operations for the year ended December 31,1999 assumes the acquisition took place January 1, 1999 and combines The Nickel Palace's audited statement of operations for the period ended September 26, 2000 with Magellan's audited statement of operations for the year ended December 31, 1999. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2000 assumes the acquisition took place January 1, 1999 and includes Magellan's unaudited statement of operations for the nine months ended September 30, 2000, which includes The Nickel Palace's operations from inception (March 24, 2000) through September 26, 2000 combined with the adjustments which would apply assuming the merger had occurred on January 1, 1999.

                                       14



                                MAGELLAN FILMED ENTERTAINMENT, INC.
                                   (A Development Stage Company)
                    UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                                    YEAR ENDED DECEMBER 31, 1999


                                      Historical     Historical     Pro Forma
                                      Magellan      Nickel Palace   Adjustments         Pro Forma
                                     Dec 31, 199    Sep 26, 2000
                                     -------------  ------------  -------------       ------------
Revenue

   Sales                             $          -   $             $          -        $

Cost of Merchandise sold
                                       -----------  ------------    ---------------   ------------

     Gross Margin
                                       -----------  ------------    ---------------   ------------

Expenses
   Interest                                                            612,903   (2)      612,903
   Depreciation and Amortization
   Selling and Administration               5,000        10,000                            15,000
                                     -------------  -----------   -------------       ------------
                                            5,000        10,000        612,903            627,903
                                     -------------  ------------  -------------       ------------

Loss from Operations                       (5,000)      (10,000)       612,903           (627,000)

Other income and Expense
   Other income
                                      ------------  ------------  ------------        ------------

Net loss                             $     (5,000)  $   (10,000)  $   (612,903)       $  (627,903)
                                     =============  ============  =============       ============

Earnings (loss) per common share              nil   $    (0.010)  $     (0.022)       $    (0.012)
                                     =============  ============  =============       ============

Weighted average shares outstanding     25,000,000    1,000,000     27,806,450   (1)   53,806,450
                                     =============  ============  =============       ============


                                       15



                                MAGELLAN FILMED ENTERTAINMENT, INC.
                                 (A Development Stage Company)
                  UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
                              NINE MONTHS ENDED SEPTEMBER 30, 2000

                                      Historical     Historical     Pro Forma
                                      Magellan     Nickel Palace    Adjustments         Pro Forma
                                     -------------  ------------  -------------       ------------
Revenue

   Interest                          $         550  $             $                   $       550

Expenses
   Interest and loan fees                 471,860                                         471,860

   Depreciation and Amortization
   Selling and Administration             393,414                                         393,414
   Reverse merger consulting fees         125,200                                         125,200
                                     -------------  -----------   -------------       ------------
                                          990,474                                         990,474
                                     -------------  ------------  -------------       ------------

Net Loss from Continued Operations       (989,924)                                       (989,924)

Loss from Discontinued Operations         297,832                                         297,832
                                      ------------  ------------  ------------        ------------
Net Loss before minority interest      (1,287,756)                                     (1,287,756)
                                      ------------  ------------  ------------        ------------

Income allocated to minority interest         (77)                                            (77)
                                      ------------  ------------  ------------        ------------

Net Loss pre-tax                       (1,287,833)                                     (1,287,833)

Income taxes                                    -
                                      ------------  ------------  ------------        ------------

Net loss after tax                   $ (1,287,833)  $             $                   $(1,287,833)
                                     =============  ============  =============       ============

Earnings (loss) per common share     $     (0.032)                $      0.012       $     (0.020)
                                     =============  ============  =============       ============
Loss per common share Discontinued
     Operations                            (0.007)                       0.002             (0.005)
                                     =============  ============  =============       ============

Weighted average shares outstanding    40,161,768                   25,806,450  (1)    65,968,218
                                     =============  ============  =============       ============


                                       16




                        MAGELLAN FILMED ENTERTAINMENT, INC.
                          (A Development Stage Company)

      Notes to Unaudited Pro Forma Condensed Combined Financial Statements


A.     Basis  of  Presentation
       -----------------------

The following is a summary of the general corporate and business history of the Company since its inception, December, 1999.

     The Company was formed in December, 12999 under the corporate name North Coast Productions, Inc. ("North Coast").

     Under a Share exchange Agreement and Plan of Merger between North Coast and The Storm High Performance Sound Corporation ("Storm"), the Company became a successor to storm effective April 5, 2000 under Storm's corporate name.

     Effective 1September 18, 2000, the Articles of the Company were amended and the 1corporate name was changed from storm to Magellan Filmed Entertainment Inc. ("Magellan").

     Under a Stock Exchange Agreement between Magellan and The Nickel Palace, Inc., effective September 26, 2000, Nickel Palace became a wholly-owned subsidiary of and was merged into Magellan.

The aforementioned matters were discolosed in previous filings.

The Nickel Palace was incorporated in Nevada on March 12, 2000. Its only operations since incorporation was the establishment of Rennie's Landing, LLC in which it held a fifty percent interest. Since the establishment of Rennie's Landing, LLC, Nickel Palace advanced $1,000,000 to Rennie's Landing, LLC for the production of the movie Rennie's Landing from the proceeds of an 8% convertible debenture issued by The Nickel Palace.

The transaction is treated as a merger and has been accounted for as a purchase. On September 22, 2000, Nickel Palace issued 8% series A subordinated convertible redeemable debentures for $1,000,000, due September 22, 2002. The series A debentures are convertible into common stock of Magellan, as a result of the assumption of the debt in the merger. The debt is convertible into common stock at 62% of the average closing bid price of the common stock for the five days immediately preceding the date of notice of conversion by the holder. The Company assumes for pro forma purposes that approximately 25,806,000 shares will be issued upon full conversion of the Series A debentures based on the average share price ($0.0625 per share) for the 5 days prior to the merger. As of December 13, 2000, $433,900 of the debentures had been converted into 21,503,595 shares at an average conversion price of $0.020 per share.

The beneficial conversion feature related to the 38% conversion discount will be accounted for in accordance with Emerging Issues Task Force No. 98-5, "Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios." Therefore, the beneficial conversion feature, which was valued at approximately $612,903, will be accounted for as additional interest expense at the issue date, which is the date the debentures first become convertible.

A pro forma balance sheet is not presented herein. The balance sheet of Magellan filed in the Form 10-QSB for the quarter ended September 30, 2000 gives effect to the merger as of September 30, 2000. The pro forma condensed combined statement of operations for the year ended December 31,1999 assumes the acquisition took place January 1, 1999 and combines Magellan's audited statement


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of  operations  for  the  year  ended December 31, 1999 with The Nickel Palace's audited statement of operations for the period ended September 26, 2000. The unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2000 assumes the acquisition took place January 1, 1999 and includes Magellan's unaudited statement of operations for the nine months ended September 30, 2000, which includes The Nickel Palace's operations from inception (March 24, 2000) through September 26, 2000 combined with the adjustments which would apply assuming the merger had occurred on January 1, 1999.

B.     Pro  Forma  Adjustments

(1) To assume the conversion as of January 1, 1999 of the Series A convertible debentures into 25,806,450 shares of common stock of Magellan. Also to assume the issuance as of January 1, 1999 of 2,000,000 new shares in connection with the merger between Magellan and The Nickel Palace
(2) To record the additional interest expense from the beneficial conversion feature. The recording of the Series A convertible debentures includes the accounting for the additional interest expense of $612,903 from the beneficial conversion feature. The additional shares and the additional interest expense are reflected as though the conversion was made at January 1, 1999.


                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated January 4, 2001                       Magellan Filmed Entertainment, Inc.


                                            By:  /s/ Patrick F. Charles
                                                 ------------------------
                                                 Patrick F. Charles, President


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